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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C.§1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Hawaiian Telcom Holdco, Inc. (the "Company") for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert F. Reich, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.§1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 12, 2015	/s/ ROBERT F. REICH Robert F. Reich Chief Financial Officer

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C.§1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002